UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 10, 2008

GEOSTAR MINERAL CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-53051
(State or other jurisdiction of incorporation)	(Commission File No.)

#15 Dovga Storona Street
Gologory Village, Zolochivskij Region
Lvivska Oblast, Ukraine 80736
(Address of principal executive offices and Zip Code)

011380506081534
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION
ARRANGEMENT WITH CERTAIN OFFICERS

     On September 10, 2008, Roman Bilinski was appointed to our board of directors. Thereafter, Andriy Protskiv resigned as an officer and director. Mr. Bilinski was then appointed our president, principal executive officer, secretary, treasurer, principal financial officer, and principal accounting officer.

Since August 1999, Mr. Bilinski has owned and operated a private farm in the Ukraine.

     There was no acquisition or disposition of securities in connection with the foregoing change in the majority of directors and accordingly a disclosure document, as described in Rule 14f-1 of the Securities and Exchange Act of 1934, was not filed with the SEC, nor required to be filed as a matter of law.

ITEM 8.01      OTHER EVENTS

     On September 10, 2008, we closed our office at 706 - 15038 101 Avenue, Surrey, British Columbia, Canada V3R 0N2 and relocated our principal executive office to #15 Dovga Storona Street, Gologory Village, Zolochivskij Region, Lvivska Oblast, Ukraine 80736. Our new telephone number is 0113803506081534.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 10th day of September 2008.

GEOSTAR MINERAL CORPORATION

BY:	ROMAN BILINSKI
Roman Bilinski, President and Principal
Executive Officer